                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  June 9, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             AMKOR TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                 0-29472                               23-1722724
          ---------------------           ------------------------------------
          (Commission File No.)           (IRS Employer Identification Number)

                              1345 Enterprise Drive
                             West Chester, PA 19380

                                 (610) 431-9600
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 Not Applicable.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. OTHER EVENTS

        NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of the federal securities laws that relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intend," "potential" or "continue" or the negative of such terms or other comparable terminology. These statements are only predictions. Our actual results could differ materially from those anticipated in those forward-looking statements as a result of various factors, including the risks outlined in this report as well as in our Annual Report on Form 10-K for the Year Ended December 31, 1998, in our Report on Form 10-Q for the Three Months Ended March 31, 1999 and in our Report on Form 8-K filed with the Securities and Exchange Commission on April 26, 1999.

        Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of these statements. We are under no duty to update any of the forward-looking statements after the date of this report or to conform these statements to actual results.

--------------------------------------------------------------------------------

        The Company believes that its results for the second quarter ending June 30, 1999 may be impacted by (1) additional interest expense associated with the issuance of its 9-1/4% Senior Notes due 2006 and its 10-1/2% Senior Subordinated Notes due 2009 in connection with the May 17, 1999 acquisition from Anam Semiconductor, Inc. ("ASI") of the K4 packaging facility in South Korea; (2) a potential unexpected and temporary decrease of up to approximately $10 million in demand for BGA packages from a large customer at the K4 facility; and (3) the acceleration of pre-production expenses at the P3 packaging facility in the Philippines in anticipation of higher demand in the second half of 1999 for products produced at the P3 facility.

        The Company believes that it will achieve a very strong performance in the second half of 1999 and strong business into 2000 due to substantially higher customer forecasts, additional capacity expansion, higher factory utilization rates, the introduction of newer product lines and the expectations of a decrease in the erosion of average selling prices. The Company expects earnings before interest, depreciation, taxes and amortization ("EBITDA") for the three months ended June 30, 1999 to be relatively consistent with $61.7 million of EBITDA realized by the Company in the three months ended March 31, 1999.

        The Company believes that the gross margin for the second quarter at its new K4 factory will be approximately break-even. This is due primarily to the lower-than-expected revenue at K4 in the second quarter of 1999 following the temporary reduction in product demand noted above. Because customer demand can increase or decrease very rapidly, shifts in the mix of products purchased by a major customer can occur unexpectedly at any time. The Company believes that, based on customer forecasts, there will be strong growth during the second half of 1999 for the K4 facility, with an expectation of nearly full utilization of K4's capacity during the second half of 1999. Furthermore, the

Company believes that depreciation and amortization expenses following the acquisition of K4 will be approximately $45 million per quarter.

        The Company is accelerating the ramp up of expenses at its P3 factory in the Philippines, including hiring and training new workers and equipping production lines, in response to strong demand for the Company's laminate products.

        The Company believes that its current factory utilization rates are currently higher than in the first quarter of 1999, with current capacity utilization rates at approximately 75% in P1 and P2, and 80% at K4, with higher rates for many of the lines at P3.

        The Company expects the contractual level of gross margin on revenues generated from Anam Semiconductor's plants during the first quarter of 1999 will remain in effect for the second and third quarter of 1999. Historically the Company's gross margin on sales of packaging and test services performed by ASI have been between approximately 10% and approximately 13%.

        The Company believes that it continues to experience price erosion, and that the pace of this erosion is decreasing. The Company also expects price erosion to approach historical levels by the second half of 1999, as market demand strengthens. The Company also believes that its laminate products tend to have higher average selling prices ("ASPs"), and that the expansion of laminate product lines in P3 and K4 should have a positive impact on overall ASPs.

        Based upon forecasts from customers, the Company expects that all of ASI's wafer fabrication services capacity will be sold during 1999.

                    FACTORS THAT MAY AFFECT OPERATING RESULTS

        The following are important factors which could cause actual results or events to differ materially from those contained in any forward looking statements made by or on behalf of the Company.

FLUCTUATIONS IN OPERATING RESULTS

        Our operating results have varied significantly from period to period. A variety of factors could materially and adversely affect our revenues, gross profit and operating income, or lead to significant variability of quarterly or annual operating results. These factors include, among others, the cyclical nature of both the semiconductor industry and the markets addressed by end-users of semiconductors, the short-term nature of its customers' commitments, timing and volume of orders relative to our production capacity, changes in capacity utilization, evolutions in the life cycles of customers' products, rescheduling and cancellation of large orders, rapid erosion of packaging selling prices, availability of manufacturing capacity, allocation of production capacity between our facilities and those of ASI, fluctuations in package and test service charges paid to ASI, changes in costs, availability and delivery times of labor, raw materials and components, effectiveness in managing production processes, fluctuations in manufacturing yields, changes in product mix, product obsolescence, timing of expenditures in anticipation of future orders, availability of financing for expansion, changes in interest expense, the ability to develop and implement new technologies on a timely basis, competitive factors, changes in effective tax rates, the loss of key personnel or the shortage of available skilled workers, international political or economic events, currency and interest rate fluctuations, environmental events, and intellectual property transactions and disputes. Unfavorable changes in any of the above factors may adversely affect our business, financial condition and results of operations. In addition, we increase our level of operating expenses and investment in manufacturing capacity based on anticipated future growth in revenues. If our revenues do not grow as anticipated and the Company is not able to decrease its expenses, our business, financial condition and operating results would be materially and adversely affected.

DECLINING AVERAGE SELLING PRICES--THE SEMICONDUCTOR INDUSTRY PLACES DOWNWARD PRESSURE ON THE PRICES OF OUR PRODUCTS.

        Historically, prices for our packaging and test services have declined over time. Beginning in 1997, a worldwide slowdown in demand for semiconductor devices led to excess capacity and increased competition. As a result, price declines in 1998 accelerated more rapidly. We expect that average selling prices for our packaging and test services will continue to decline in the future. If we cannot reduce the cost of our packaging and test services to offset a decline in average selling prices, our future operating results could be harmed.

DEPENDENCE ON THE HIGHLY CYCLICAL SEMICONDUCTOR AND ELECTRONIC PRODUCTS INDUSTRIES--WE OPERATE OUR BUSINESS IN VOLATILE INDUSTRIES, AND INDUSTRY DOWNTURNS HARM OUR PERFORMANCE.

        Our business is tied to market conditions in the semiconductor industry, which is highly cyclical. Because our business is and will continue to be dependent on the requirements of semiconductor companies for independent packaging, test and wafer fabrication services, any future downturn in the semiconductor industry or any other industry that uses a significant number of semiconductor devices, such as the personal computer industry, could have a material adverse effect on our business. For example, our operating results for 1998 were adversely affected by downturns in the semiconductor market.

DEPENDENCE ON RELATIONSHIP WITH ASI--OUR BUSINESSES ARE CLOSELY RELATED AND FINANCIAL DIFFICULTIES FACED BY ASI MAY AFFECT OUR PERFORMANCE.

         Our business depends on ASI providing semiconductor packaging and test services and wafer fabrication services on a cost effective and timely basis. During the three months ended March 31, 1999, we derived approximately 65% of our packaging and test net revenues from services performed for us by ASI, and 100% of our wafer fabrication net revenues from services performed for us by ASI.

         If ASI were to significantly reduce or curtail its operations for any reason, or if our relationship with ASI were to be disrupted for any reason, our business would be harmed. We may not be able to identify and qualify alternate suppliers quickly, if at all. In addition, we currently have no other third party suppliers of packaging and test services and no other qualified third party suppliers of wafer fabrication services. Our factories in the Philippines would be able to fill only a small portion of the resulting shortfall in packaging and test capacity and none of the shortfall in wafer fabrication capacity.

         ASI is currently in weak financial condition and has a significant amount of debt relative to its equity. In 1998, the report of ASI's independent auditors on the consolidated financial statements of ASI included explanatory paragraphs regarding: (1) the significant effect of the Korean economy on ASI's operations caused in part by currency volatility in the Asia Pacific region, (2) the filing of an application for reorganization by Anam Engineering and Construction Co., Ltd., a subsidiary of ASI, which is still pending and (3) ASI's participation in a financial restructuring program ASI has negotiated with its creditor financial institutions. This program is known as the "Workout." The Workout became effective in April 1999. The Workout includes significant debt repayment from the proceeds from the sale of K4, reduction of interest rates, extension of debt maturities, further reduction of debt by conversion of debt to equity and a moratorium until December 31, 2003 on ASI's obligations on guarantees of its affiliates' debt. As a result of the Workout, we expect ASI's financial position to improve significantly. The Workout requires a third party foreign investor to commit to invest $150.0 million in equity of ASI during the next four years. We have executed a letter with ASI committing to this equity investment. When we make the first installment of our equity investment in ASI, ASI's financial results will affect our financial results because we will report these results in our financial statements using the equity method of accounting.

         It is not certain whether the Workout will be sufficient to enable ASI to continue to provide services to our company at current levels or to obtain funds for capital expansion. In addition, the Workout requires ASI to meet certain performance thresholds on an ongoing basis. We cannot assure you that ASI will be able to meet its performance thresholds. If ASI does not meet these performance thresholds, the creditor financial institutions have the right to modify or terminate the Workout. In addition, the creditor financial institutions can modify the terms of the Workout upon agreement of creditor financial institutions holding at least 75% of the debt restructured under the Workout. If the creditor financial institutions subsequently terminate the Workout, the creditor financial institutions could reinstate and enforce the original terms of ASI's debt, including accelerating ASI's obligations and pursuing ASI's guarantees of its affiliates' debt. If this were to occur, ASI's and our businesses would be harmed.


POTENTIAL CONFLICTS OF INTEREST WITH ASI--MEMBERS OF THE KIM FAMILY OWN SUBSTANTIAL PORTIONS OF, AND HAVE ACTIVE MANAGEMENT ROLES IN, BOTH OUR COMPANY AND ASI. THIS COULD LEAD TO CONFLICTS OF INTEREST IN OUR BUSINESS DEALINGS WITH ASI.

        Mr. James Kim, the founder of our company and currently our Chairman, Chief Executive Officer and largest shareholder, is the eldest son of Mr. H. S. Kim, the founder of ASI. Mr. H. S. Kim is currently the honorary Chairman and a Director of ASI. Since January 1992, in addition to his other responsibilities, Mr. James Kim has served as Chairman and a director of ASI. The Kim family, significantly influences the management of ASI. Mr. James Kim and members of his family beneficially own approximately 65.8% of our outstanding common stock.

         Following our equity investment in ASI, our company will own a substantial percentage of ASI's outstanding common stock. In addition, the Workout provides for the conversion of a portion of ASI's debt to equity. Both our investment in ASI and the conversion of debt to equity will substantially decrease the Kim family's ownership in ASI. Furthermore, through December 31, 2003, the creditor financial institutions will be entitled to vote the ASI shares owned by Mr. James Kim and his family. Even though the Kim family's ownership of ASI will be reduced and the voting rights in their ASI shares assigned to the creditor financial institutions, we believe that the Kim family will continue to exercise significant influence over our company





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and ASI and its affiliates.

ABSENCE OF BACKLOG--OUR NET REVENUES IN ANY QUARTER DEPEND ON OUR CUSTOMERS' DEMAND FOR PACKAGING AND TEST SERVICES IN THAT QUARTER, AND WE MAY NOT BE ABLE TO ADJUST COSTS QUICKLY IF OUR CUSTOMERS' DEMAND DIPS SUDDENLY.

         Our packaging and test business does not typically operate with any material backlog. We expect that in the future our packaging and test net revenues in any quarter will continue to be substantially dependent upon our customers' demand in that quarter. None of our customers have committed to purchase any amount of packaging or test services or to provide us with binding forecasts of demand for packaging and test services for any period. In addition, our customers could reduce, cancel or delay their purchases of packaging and test services. Because a large portion of our costs is fixed and our expense levels are based in part on our expectations of future revenues, we may be unable to adjust costs in a timely manner to compensate for any revenue shortfall.

CUSTOMER CONCENTRATION--WE GENERATE A LARGE PERCENTAGE OF OUR NET REVENUES FROM A SMALL GROUP OF CUSTOMERS WHO HAVE NO MINIMUM PURCHASE OBLIGATIONS.

         We depend on a small group of customers for a substantial portion of our net revenues. In 1996, 1997 and 1998, and the three months ended March 31, 1999, we derived 39.2%, 40.1%, 35.3% and 33.3%, respectively, of our net revenues from sales to our five largest packaging and test customers, with 23.5%, 23.4%, 20.6% and 17.5% of our net revenues, respectively, derived from sales to Intel Corporation. In addition, during 1998 and the three months ended March 31, 1999, we derived 7.4% and 16.5% of our net revenues, respectively, from wafer fabrication services, and we derived all of these revenues from Texas Instruments, Inc. ("Texas Instruments"). Our ability to maintain close, satisfactory relationships with these customers is important to the ongoing success and profitability of our business. We expect that we will continue to be dependent upon a small number of customers for a significant portion of our revenues in future periods.

RISKS ASSOCIATED WITH INTERNATIONAL OPERATIONS--WE DEPEND ON OUR FACTORIES IN KOREA AND THE PHILIPPINES. MANY OF OUR CUSTOMERS' OPERATIONS ARE ALSO LOCATED OUTSIDE OF THE U.S.

         We provide packaging and test services through our three factories located in the Philippines. We source additional packaging and test services from four factories located in Korea and owned by ASI, including K4, pursuant to a supply agreement with ASI. We also source wafer fabrication services from a wafer foundry located in Korea and owned by ASI. In addition, many of our customers' operations are located outside the U.S. The following are risks inherent in doing business internationally:

-        regulatory limitations imposed by foreign governments;

-        fluctuations in currency exchange rates;

-        political risks;

- disruptions or delays in shipments caused by customs brokers or government agencies;

- unexpected changes in regulatory requirements, tariffs, customs, duties and other trade barriers;

-        difficulties in staffing and managing foreign operations; and

- potentially adverse tax consequences resulting from changes in tax laws.

         In addition to the risks listed above, our operations in Korea and the Philippines are subject to certain country-specific risks described below.

Risks Associated with Our Operations in Korea

         Historically, we have derived a significant percentage of our net revenues from sales of services performed for us by ASI in Korea. Our operations in Korea following the acquisition of K4 and ASI's operations are subject to risks inherent to operating in Korea. While our revenues in Korea will be denominated in U.S. dollars, our labor costs and some of our operating costs will be denominated in won. Substantially all of ASI's revenues and a significant portion of its debt and capital lease obligations are denominated in U.S. dollars, while its labor and some operating costs are denominated in won. Fluctuations in the foreign exchange rate will affect both our company's and ASI's financial results. When we make the first installment of our equity investment in ASI and report ASI's results in our financial statements using the equity method of accounting, our financial results will be further affected by foreign exchange fluctuations.

         Beginning in late 1997 and continuing into 1998, Korea experienced severe economic instability as well as devaluation of the Korean won relative to the U.S. dollar. The exchange rate as of December 31, 1996 was W884 to $1.00 as compared to W1,415 to $1.00 as of December 31, 1997 and W1,207 to $1.00 as of December 31, 1998. The depreciation of the won relative to the U.S. dollar has increased the cost of importing goods and services into Korea. In addition, the value in won of Korea's public and private sector debt denominated in U.S. dollars and other foreign currencies has also increased significantly. These developments in turn led to sharply higher domestic interest rates and reduced opportunities for refinancing or refunding maturing debts. As a result of these difficulties, financial institutions in Korea have limited their lending in particular to highly leveraged companies. Future economic instability in Korea could have a material adverse effect on our company's and ASI's business and financial condition.

         Relations between Korea and the Democratic People's Republic of Korea ("North Korea") have been tense over most of Korea's history. Incidents affecting relations between the two Koreas continually occur. If the level of tensions with North Korea increases or changes abruptly, both our company's and ASI's businesses could be harmed.

Risks Associated with Our Operations in the Philippines

         Although the political situation and the general state of the economy in the Philippines has stabilized in recent years, each has historically been subject to significant instability. Most recently, the devaluation of the Philippine peso relative to the U.S. dollar beginning in July 1997 led to economic instability in the Philippines. Any future economic or political disruptions or instability in the Philippines could have a material adverse effect on our business.

         Because the functional currency of our operations in the Philippines is the U.S. dollar, we have recently benefited from cost reductions relating to peso-denominated expenditures, primarily payroll costs. We believe that any future devaluations of the Philippine peso will eventually lead to inflation in the Philippines, which could offset any savings achieved to date.

RISKS ASSOCIATED WITH OUR ACQUISITION OF K4--THE ACQUISITION OF K4 REPRESENTS A MAJOR COMMITMENT OF OUR CAPITAL AND MANAGEMENT RESOURCES.

         Our acquisition of K4 will require our management to devote a significant portion of its resources to the maintenance and operation of a factory in Korea. We do not have experience in owning and operating a business in Korea. It may take time for us to learn how to comply with relevant Korean regulations, including tax, environmental and employee laws. During the transition period in which we will integrate K4 into our company, our management may not have adequate time and attention to devote to other aspects of our business, and those parts of our business could suffer. In addition, we will rely on ASI to provide us with financial, human resources and other administrative services pursuant to a transition services agreement. If ASI terminates this agreement or fails to provide us with the services we require to operate K4, our ability to operate K4 profitably could be adversely affected.

         We plan to retain and integrate up to 1,700 Korean employees currently working at K4 into our workforce, and we may face cultural difficulties until we learn how to interact with these new employees. If our K4 employees become dissatisfied working for a U.S. company, they may leave us. If we cannot find new employees to replace departing ones, our K4 operations could suffer.

MANAGEMENT OF GROWTH--WE FACE CHALLENGES AS WE INTEGRATE NEW AND DIVERSE OPERATIONS AND TRY TO ATTRACT QUALIFIED EMPLOYEES TO SUPPORT OUR EXPANSION PLANS.
         We have experienced, and may continue to experience, growth in the scope and complexity of our operations and in the number of our employees. This growth has strained our managerial, financial, manufacturing and other resources. Future acquisitions may result in inefficiencies as we integrate new operations and manage geographically diverse operations.

         Although we believe our current controls are adequate, in order to manage our growth, we must continue to implement additional operating and financial controls and hire and train additional personnel. We have been successful in hiring and properly training sufficient numbers of qualified personnel and in effectively managing our growth. However, we cannot assure you that we will be able to continue to do so in the future. If we fail to: (1) properly manage growth, (2) improve our operational, financial and management systems as we grow or (3) integrate new factories and employees into our operations, our financial performance could be materially adversely affected.

         Our success depends to a significant extent upon the continued service of our key senior management and technical personnel, any of whom would be difficult to replace. In addition, in connection with our expansion plans, our company and ASI will be required to increase the number of qualified engineers and other employees at our respective factories in the Philippines and Korea. Competition for qualified employees is intense, and our business could be adversely affected by the loss of the services of any of our existing key personnel. Our inability to attract, retain and motivate qualified new personnel could have a material adverse effect on our business.

RISKS ASSOCIATED WITH OUR WAFER FABRICATION BUSINESS--OUR WAFER FABRICATION BUSINESS IS SUBSTANTIALLY DEPENDENT ON TEXAS INSTRUMENTS.

         Our wafer fabrication business, which commenced operations in January 1998, depends significantly upon Texas Instruments. An agreement with ASI and Texas Instruments (the "Texas Instruments Manufacturing and Purchasing Agreement") requires Texas Instruments to purchase from us at least 40% of the capacity of ASI's wafer foundry, and under certain circumstances, Texas Instruments has the right to purchase from us up to 70% of this capacity. Texas Instruments' orders in the first half of 1998 were below required minimum purchase commitments due to market conditions and issues encountered by Texas Instruments in the transition of its products to new technology. We cannot assure you that Texas Instruments will meet its purchase obligations in the future. If Texas Instruments fails to meet its purchase obligations, our company's and ASI's businesses could be harmed.

         Texas Instruments has transferred certain of its complementary metal oxide silicon ("CMOS") process technology to ASI, and ASI is dependent upon Texas Instruments' assistance for developing other state-of-the-art wafer manufacturing processes. In addition, ASI's technology agreements with Texas Instruments (the "Texas Instruments Technology Agreements") only cover .25 micron and .18 micron CMOS process technology. Texas Instruments has not granted ASI a license under Texas Instruments' patents to manufacture semiconductor wafers for third parties. Moreover, Texas Instruments has no obligation to transfer any next-generation technology to ASI. Our company's and ASI's businesses could be harmed if ASI cannot obtain new technology on commercially reasonable terms or ASI's relationship with Texas Instruments is disrupted for any reason.

DEPENDENCE ON MATERIALS AND EQUIPMENT SUPPLIERS--OUR BUSINESS MAY SUFFER IF THE COST OR SUPPLY OF MATERIALS OR EQUIPMENT ADVERSELY CHANGES.

         We obtain from vendors the materials and equipment required for both the packaging and test services performed by our factories and the packaging and test services performed for us by ASI. We source most of our materials, including critical materials such as leadframes and laminate substrates, from a limited group of suppliers. Furthermore, we purchase all of our materials on a purchase order basis and have no long-term contracts with any of our suppliers. Our business may be harmed if we cannot obtain materials and other supplies from our vendors: (1) in a timely manner, (2) in sufficient quantities, (3) in acceptable quality and (4) at competitive prices.

RAPID TECHNOLOGICAL CHANGE--OUR BUSINESS WILL SUFFER IF WE CANNOT KEEP UP WITH TECHNOLOGICAL ADVANCES IN OUR INDUSTRY.

         The complexity and breadth of both semiconductor packaging and test services and wafer fabrication are rapidly changing. As a result, we expect that we will need to offer more advanced package designs and new wafer fabrication technology in order to respond to competitive industry conditions and customer requirements. Our success depends upon the ability of our company and ASI to develop and implement new manufacturing process and package design technologies. The need to develop and maintain advanced packaging and wafer fabrication capabilities and equipment could require significant research and development and capital expenditures in future years. In addition, converting to new package designs or process methodologies could result in delays in producing new package types or advanced wafer designs that could adversely affect our ability to meet customer orders.

         Technological advances also typically lead to rapid and significant price erosion and may make our existing products less competitive or our existing inventories obsolete. If we cannot achieve advances in package design and wafer fabrication technology or obtain access to advanced package designs and wafer fabrication technology developed by others, our business could suffer.

COMPETITION--WE MUST COMPETE AGAINST LARGE AND ESTABLISHED COMPETITORS IN BOTH THE PACKAGING AND TEST SEGMENT AND THE WAFER FABRICATION BUSINESS.

         The independent semiconductor packaging and test market is very competitive. This sector is comprised of approximately 40 companies, and approximately 15 of these had sales of $100 million or more in 1998. We face substantial competition from established packaging and test service providers primarily located in Asia, including companies with significant manufacturing capacity, financial resources, research and development operations, marketing and other capabilities. Such companies have also established relationships with many large semiconductor companies that are current or potential customers of our company. On a larger scale, we also compete with the internal semiconductor packaging and test capabilities of many of our customers.

         The independent wafer fabrication business is also highly competitive. Our wafer fabrication services compete primarily with independent semiconductor wafer foundries, including those of Chartered Semiconductor Manufacturing, Inc., Taiwan Semiconductor Manufacturing Company, Ltd. and United Microelectronics Corporation. Each of these companies has significant manufacturing capacity, financial resources, research and development operations, marketing and other capabilities and has been operating for some time. Many of these companies have also established relationships with many large semiconductor companies that are current or potential customers of our company.

ENVIRONMENTAL REGULATIONS--FUTURE ENVIRONMENTAL REGULATIONS COULD PLACE ADDITIONAL BURDENS ON THE MANUFACTURING OPERATIONS OF OUR COMPANY OR ASI.

         The semiconductor packaging process uses chemicals and gases and generates byproducts that are subject to extensive governmental regulations. For example, we produce liquid waste when silicon wafers are diced into chips with the aid of diamond saws, then cooled with running water. Federal, state and local regulations in the United States, as well as environmental regulations in Korea and the Philippines, impose various controls on the storage, handling, discharge and disposal of chemicals used in our company's and ASI's manufacturing processes and on the factories occupied by our company and ASI. We believe that our activities, as well as those of ASI, conform to present environmental and land use regulations applicable to our respective operations.

         Increasingly, however, public attention has focused on the environmental impact of semiconductor manufacturing operations and the risk to neighbors of chemical releases from such operations. In the future, applicable land use and environmental regulations may: (1) impose upon our company or ASI the need for additional capital equipment or other process requirements, (2) restrict our company's or ASI's ability to expand our respective operations, (3) subject our company or ASI to liability or (4) cause our company or ASI to curtail our respective operations.

PROTECTION OF INTELLECTUAL PROPERTY--WE MAY BECOME INVOLVED IN INTELLECTUAL PROPERTY LITIGATION.

         We currently hold 43 U.S. patents, and we also have 89 pending patents. We expect to continue to file patent applications when appropriate to protect our proprietary technologies, but we cannot assure you that we will receive patents from pending or future applications. However, we believe that our continued success depends primarily on factors such as the technological skills and innovation of our personnel rather than on our patents. In addition, any patents we obtain may be challenged, invalidated or circumvented and may not provide meaningful protection or other commercial advantage to us.

         We may need to enforce our patents or other intellectual property rights or to defend our company against claimed infringement of the rights of others through litigation, which could result in substantial cost and diversion of our resources. If we fail to obtain necessary licenses or if we face litigation relating to patent infringement or other intellectual property matters, our business could suffer.

         Although we are not currently a party to any material litigation, the semiconductor industry is characterized by frequent claims regarding patent and other intellectual property rights. If any third party makes a valid claim against our company or ASI, our company or ASI could be required to: (1) discontinue the use of certain processes, (2) cease the manufacture, use, import and sale of infringing products, (3) pay substantial damages, (4) develop non-infringing technologies or (5) acquire licenses to the technology we had allegedly infringed. Our business, financial condition and results of operations could be materially and adversely affected by any of these negative developments.

         In addition, Texas Instruments has granted ASI very limited licenses under the Texas Instruments Technology Agreements, including a license under Texas Instruments' trade secret rights to use Texas Instruments' technology in connection with ASI's provision of wafer fabrication services. However, Texas Instruments has not granted ASI a license under Texas Instruments' patents to manufacture semiconductor wafers for third parties. Furthermore, Texas Instruments has reserved the right to bring infringement claims against customers of our company or customers of ASI with respect to semiconductor wafers purchased from our company or ASI. Such customers and others could in turn subject our company or ASI to litigation in connection with the sale of semiconductor wafers produced by ASI.

CONTINUED CONTROL BY EXISTING STOCKHOLDERS -- MR. JAMES KIM AND MEMBERS OF HIS FAMILY CAN DETERMINE THE OUTCOME OF ALL MATTERS REQUIRING STOCKHOLDER APPROVAL.

     Mr. James Kim and members of his family beneficially own approximately 65.8% of our outstanding common stock. Mr. James Kim's family, acting together, will therefore effectively control all matters submitted for approval by our stockholders. These matters could include:

o    the election of all of the members of our Board of Directors;

o    proxy contests;

o approvals of transactions between our company and ASI or other entities in which Mr. James Kim and members of his family have an interest;

o    mergers involving our company;

o    tender offers; and

o    open market purchase programs or other purchases of our common stock.

     See "Principal Stockholders" for additional information concerning ownership of our common stock.

YEAR 2000 COMPLIANCE--OUR BUSINESS MAY SUFFER IF OUR YEAR 2000 ("Y2K") COMPLIANCE PROGRAM FAILS TO RESOLVE ALL Y2K ISSUES.

         Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field. As a result, software that records only the last two digits of the calendar year may not be able to distinguish whether "00" means 1900 or 2000. This may result in software failures or the creation of erroneous results.

         We have implemented a Y2K compliance program to address possible Y2K issues that may affect our business, and we are involved in the implementation of a similar Y2K compliance program for ASI. We believe that these programs are on target to bring our company and ASI into Y2K compliance. However, if these compliance programs are not successful, or if we encounter unexpected problems, our business could be harmed. Our operations could also be harmed if any material supplier, utility provider, customer or other third party with whom we deal fails to address its own Y2K issues.

         For information about the current status of our Y2K readiness and potential costs, see "Management's Discussion and Analysis of Financial Condition and Results of Operations--Year 2000 Issues."

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMKOR TECHNOLOGY, INC.

                                        By: /s/ Frank J. Marcucci
                                           -------------------------------------
                                           Frank J. Marcucci
                                           Chief Financial Officer

                                        Dated: June 11, 1999